COLUMBIA LABORATORIES



April 2011

Columbia Laboratories, Inc.

(Nasdaq: CBRX)

Frank Condella, **President + CEO**
Larry Gyenes, **SVP + CFO**

Safe Harbor

This presentation contains forward-looking statements, which statements are indicated by the words "may," "will," "plans," "believes," "expects," "anticipates," "potential," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements.

Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® by Watson Pharmaceuticals, Inc., in the U.S. and by Merck Serono outside the U.S.; timely submission of an NDA for PROCHIEVE® in the preterm birth indication; acceptance of this NDA for filing by the U.S. Food and Drug Administration ("FDA"); the outcome of further statistical analyses of the clinical data in the NDA by the FDA; success in obtaining timely approval of PROCHIEVE in the preterm birth indication by the FDA; the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; the ability to obtain and enforce patents and other intellectual property rights; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia's reports filed with the SEC, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2010. Columbia does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.

Executive Management

- Frank C. Condella, Jr. | President and CEO, Director
- Lawrence A. Gyenes | SVP, CFO & Treasurer
- Michael McGrane | SVP, General Counsel and Secretary
- George W. Creasy, MD | VP, Clinical Research & Development

Columbia Laboratories

- Specialty pharmaceutical company with a successful history of developing proprietary products for women's health administered vaginally:
  - **CRINONE 8% progesterone vaginal gel**
    - Sold Worldwide for use in infertility treatments
    - Marketed by Watson (U.S.) and Merck Serono (RoW)
  - **CRINONE 4% progesterone vaginal gel**
    - Marketed by Watson (U.S.) to treat secondary amenorrhea
  - **Replens®, RepHresh® and Advantage-S®**
    - OTC products sold to Lil' Drug Store Products, Inc.

The "Watson Transactions"

- Concurrent transactions closed 7/2/2010
- Watson acquired:
  - CRINONE/PROCHIEVE and related progesterone assets
  - 11.2 million shares CBRX common stock
  - Watson assumed responsibility for all U.S. sales, marketing & distribution activities
  - Next generation development activities
- $56m debt retired
  - $16m secured loan note / $40m convertible notes

Watson Transaction Highlights

- Watson Transaction:
  - $62m upfront for assets
  - Royalties:
    - 10% on sales up to $150m
    - 15% on sales between $150m and $250m
    - 20% on sales above $250m
- Preterm Birth milestones:
  - $6m or $8m depending on PREGNANT study outcomes
  - $5m on FDA acceptance of NDA
  - $30m on U.S. commercial launch for preterm birth
  - $2.5m on European regulatory submission and launch
- Watson will fund life-cycle management program

Debt Transaction Highlights

- $16m PharmaBio secured note:
  - Paid with cash
- $40m 8% Notes Convertible @ $5.25 per share
  - $26m of cash
  - 7.4m shares of CBRX common stock issued @ $1.35*
  - 7.75m warrants exercisable @ $1.35 per common share

*Repurchased 3.3m of 7.4m common shares on 8/9/10 @ $0.90 per share

Merck Serono Agreement

- Relationship with Merck Serono since 1999
- Renewed on May 19, 2010; expires on May 19, 2015
- Exclusive license to CRINONE outside U.S.
- CBRX is exclusive supplier to Merck Serono
- CBRX receives greater of (i) thirty percent (30%) of the net selling price (country by country), or (ii) Columbia's direct manufacturing cost plus 20%
- Significant and growing revenue stream for CBRX

New Opportunity for PROCHIEVE:

Reducing Risk of Preterm Birth

Preterm Birth

- Preterm birth (PTB) is defined as delivery from 20 to $36^{6/7}$ weeks of gestation
- PTB occurs in 12.3% of all pregnancies in U.S.*
  - 1 out of every 8 live-born infants is born preterm
  - An increase of >18% since 1990
- Primary cause of neonatal morbidity & mortality

*Source: May 11, 2010, CDC Report, Are Preterm Births on the Decline in the United States? Recent Data from the National Vital Statistics System.

Preterm Births Have a $26 Billion Impact on the U.S. Health System

~$51,600 PER PRETERM INFANT


Lost household and market productivity $5.7 billion
Maternal delivery costs $1.9 billion
Children's early intervention services $611 million
Special education services $1.1 billion
INFANT COSTS
Medical care services $16.9 billion

Behrman RE et al. in: Behrman RE, Butler AS, eds. Preterm Birth: Causes, Consequences, and Prevention. Washington, DC: The National Academies Press; 2006:329-354.

Short Cervix is the Single Most Important Predictor of Preterm Birth

Risk factor*	Relative Risk (1 = no risk)
< 25mm Cervical Length @ 24 weeks**	6 - 14
History of Preterm Birth	6 - 8
African American	3.3
Low Socioeconomic status	1.83 – 2.65
Age <17	1.47 – 1.95
Age > 35	1.47 – 1.95

In a review of 39,284 cases of preterm birth (<37 weeks), Short Cervix was the most important single predictor of preterm birth***

*ACOG Practice Bulletin – Number 31, October 2001/2008, ** Iams et al, NEJM 1996, Vol 334, pg 567, ***Based on the c-index, which is the area under the receiver– operating characteristics curve. To MS et al. Ultrasound Obstet Gynecol. 2006;27(4):362-367.

Shorter Cervical Length (CL) Associated with Increasing Risk of Preterm Birth (PTB)


Risk of Premature Delivery
14
12
10
8
6
4
2
0
No. of Women
800
700
600
500
400
300
200
100
0
No. of Women
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68
Length of Cervix (mm)
0 5 10 25 50 75
Percentile

Iams et al. NEJM 1996

- 2915 patients screened
- 24 week TVU
- Multiple studies confirm the association of CL + PTB
- At least 25% of pregnant women are at risk for PTB due to Short Cervical Length

Iams JD et al. N Engl J Med. 1996;334(9):567-572.

The PREGNANT Study
(PROCHIEVE Extending GestatioN A New Therapy)

- Phase III clinical trial with PROCHIEVE
- Protocol Number: COL-1620-302
  - Double-blind, placebo controlled
  - Randomized 465 pregnant women with cervical length 10-20mm
  - 44 centers (U.S. & abroad)
  - Primary endpoint: a reduction in preterm births at $\leq 32^{6/7}$ weeks vs. placebo
  - Improved infant outcome important secondary endpoint
- NIH Collaboration
  - Dr. R. Romero, Perinatology Research Branch of the NICHD of the NIH

The PREGNANT Study

Top-line Results

- Primary endpoint met with statistical significance (p = 0.020)
  - 45% reduction in PTB before 33 weeks gestation in women with premature cervical shortening treated with PROCHIEVE
- Evidence of improved infant outcome
- Safety comparable to placebo
- Study results published in the journal *Ultrasound in Obstetrics & Gynecology*

Statistical Approach

- Intention-to-treat (ITT) Population (n=458)
  - 465 randomized patients
  - 7 lost to follow up

Reference: Hassan, Romero et al. *Ultrasound Obstet Gynecol.*, April 2011

Significant Reductions in Pre-term Births (ITT)


Placebo (N-223)
PROCHIEVE (N-235)
Percentage of Subjects
36
34
32
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
p=0.036
10.3
5.1
45% reduction p=0.020
16.1
8.9
p=0.016
23.3
14.5
p=0.376
34.1
30.2
≤ 27 6/7 Weeks
≤ 32 6/7 Weeks
≤ 34 6/7 Weeks
≤ 36 6/7 Weeks
Weeks Gestation

PROCHIEVE "shifted the proportion of patients who would have delivered very pre-term to a later gestational age."

Reference: Hassan, Romero et al. *Ultrasound Obstet Gynecol.*, April 2011

Selected Infant

Risk	p value
Respiratory Distress Syndrome (RDS)	$p = 0.026$
Any Morbididy/Mortality Event	$p = 0.043$
Birth weight < 1500 Grams	$p = 0.010$

Reference: Hassan, Romero et al. *Ultrasound Obstet Gynecol.*, April 2011

Safety Findings

- Adverse events were comparable between patients who received PROCHIEVE and those who received placebo.
- The rate of adverse events related to study treatment was not significantly different in women who received PROCHIEVE compared to those who received placebo.
- The most frequently reported adverse events related to study treatment occurred in two percent of women.
- No evidence of a "safety signal" or infant harm.

Reference: Hassan, Romero et al. *Ultrasound Obstet Gynecol.*, April 2011

Clinical Relevance

Importance of the findings:

- 14 patients need to be treated to prevent one pre-term birth before 33 weeks of gestation
- 22 patients need to be treated to prevent one episode of RDS

Implications for clinical practices:

- The main implication of this study for clinical practice is that universal screening of women with transvaginal cervical length in the mid-trimester to identify patients at risk can now be coupled with an intervention – the administration of vaginal projesterone gel – to reduce the frequency of preterm birth and improve neonatal outcome.
- This can be accomplished safely and conveniently.

Reference: Hassan, Romero et al. *Ultrasound Obstet Gynecol.*, April 2011

Timeline

Top-line results	✓	Dec. 2010
Have pre-NDA meeting w/FDA	✓	Q1 2011
Results available in publication	✓	Q2 2011
File NDA with FDA		Q2 2011
FDA decision		2011/2012*

*PDUFA limits review time to 10 months; could shorten to 6 months if granted priority review

U.S. Market Opportunity in Preterm Birth

4.3 Million Births Annually

Mid-pregnancy Cervical Length

10 - 20 mm (4%)*	20 - 25 mm (6%)*	25 - 30 mm (20%)*
172,000 women	258,000 women	860,000 women

1.3 million women with "short cervix" become pregnant each year

Course of treatment is daily administration for 16 weeks
$1,333 per patient (at current price levels)

* Estimated using previously published studies e.g., Iams JD et al. N Engl J Med. 1996;334(9): 567-572

Financials

Key Statistics

Nasdaq: CBRX	
Recent market price (04/06/2011)	$4.03
Shares outstanding (03/18/2011)	86.4 million
Market capitalization	$348.2 million
Cash and equivalents (12/31/2010)	$21.6 million
Debt (12/31/2010)	$0.00 million

Capitalization Table @ 3/18/11

Nasdaq: CBRX	
Shares Outstanding	86.4 million
Convertible/Exercisable @ $2 or less:	
Preferred Shares	1.4
Warrants*	10.2
Options	2.7
Subtotal	100.7
All Other Options/Warrants* >$2	4.9
Total Fully Diluted Shares	105.6

*All warrants have "cashless" exercise option

Potential Watson Annual Royalty Streams & Milestone Payments

Annual Sales	$50m	$100m	$250m	$500m
Royalties @ Different Sales Levels	$5m	$10m	$30m	$80m

- Cash Milestones
  - $6m or $8m depending on PREGNANT study outcomes
  - $5m on FDA acceptance of NDA
  - $30m on U.S. commercial launch for preterm birth
  - $2.5m for European regulatory submission and launch

Summary

- Strong balance sheet; healthy cash position; debt free
- Ongoing royalty and product revenues from Watson & Merck Serono
- Potential milestone payments
- Net Operating Loss Carry-forwards of ~$160m
- Cash neutral to positive (influenced by milestones)
- Successful PREGNANT Study outcome; targeted NDA filing in Q2 2011

Columbia Laboratories

Investor Relations Contacts:

Larry Gyenes
Chief Financial Officer
Columbia Laboratories, Inc.

T: 973 486 8860
lgyenes@columbialabs.com

Seth Lewis
Vice President
The Trout Group

T: 646 378 2952
slewis@troutgroup.com

www.columbialabs.com